Exhibit 26(r)
Powers of Attorney

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Blake S. Bostwick, a Director, Chairman of the Board, Chief Executive Officer and President of Transamerica Premier Life Insurance Company, an Iowa corporation, do hereby appoint ARTHUR D. WOODS, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact, may do or cause to be done by virtue hereof.

Separate Account Name	SEC 1940 File Number	Product Name	SEC 1933 File Number
WRL Series Life Account	811-4420	WRL ForLife	333-199061
WRL Series Life Account	811-4420	Transamerica Xcelerator Exec	333-199054
WRL Series Life Account	811-4420	WRL Xcelerator & Xcelerator Focus	333-199062
WRL Series Life Account	811-4420	Transamerica Freedom Elite Builder II	333-199047
WRL Series Life Account	811-4420	WRL Freedom Elite Builder	333-199055
WRL Series Life Account	811-4420	Transamerica Associate Freedom Elite Builder	333-199059
WRL Series Life Account	811-4420	WRL Freedom Elite	333-199063
WRL Series Life Account	811-4420	WRL Freedom Wealth Protector	333-199056
WRL Series Life Account	811-4420	WRL Freedom Equity Protector	333-199058
WRL Series Life Account	811-4420	WRL Financial Freedom Builder	333-199057
WRL Series Life Account	811-4420	WRL Freedom Elite Advisor	333-199060
WRL Series Life Account	811-4420	WRL Freedom SP Plus	333-199067
WRL Series Life Account	811-4420	The Equity Protector	333-199068
WRL Series Life Account G	811-21929	WRL BeneFactor	333-199066
WRL Series Life Account G	811-21929	Transamerica Freedom Asset Advisor	333-199064
WRL Series Life Account G	811-21929	WRL Evolution	333-199065

IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of April, 2016.

/s/Blake S. Bostwick
Blake S. Bostwick
Director, Chairman of the Board, Chief Executive Officer and President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, C. Michiel van Katwijk, a Director, Senior Vice President, Chief Financial Officer and Treasurer of Transamerica Premier Life Insurance Company, an Iowa corporation, do hereby appoint ARTHUR D. WOODS, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact, may do or cause to be done by virtue hereof.

Separate Account Name	SEC 1940 File Number	Product Name	SEC 1933 File Number
WRL Series Life Account	811-4420	WRL ForLife	333-199061
WRL Series Life Account	811-4420	Transamerica Xcelerator Exec	333-199054
WRL Series Life Account	811-4420	WRL Xcelerator & Xcelerator Focus	333-199062
WRL Series Life Account	811-4420	Transamerica Freedom Elite Builder II	333-199047
WRL Series Life Account	811-4420	WRL Freedom Elite Builder	333-199055
WRL Series Life Account	811-4420	Transamerica Associate Freedom Elite Builder	333-199059
WRL Series Life Account	811-4420	WRL Freedom Elite	333-199063
WRL Series Life Account	811-4420	WRL Freedom Wealth Protector	333-199056
WRL Series Life Account	811-4420	WRL Freedom Equity Protector	333-199058
WRL Series Life Account	811-4420	WRL Financial Freedom Builder	333-199057
WRL Series Life Account	811-4420	WRL Freedom Elite Advisor	333-199060
WRL Series Life Account	811-4420	WRL Freedom SP Plus	333-199067
WRL Series Life Account	811-4420	The Equity Protector	333-199068
WRL Series Life Account G	811-21929	WRL BeneFactor	333-199066
WRL Series Life Account G	811-21929	Transamerica Freedom Asset Advisor	333-199064
WRL Series Life Account G	811-21929	WRL Evolution	333-199065

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of April, 2016.

/s/ C. Michiel van Katwijk
C. Michiel van Katwijk
Director, Senior Vice President, Chief Financial Officer and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Eric J. Martin, Corporate Controller of Transamerica Premier Life Insurance Company, an Iowa corporation, do hereby appoint ARTHUR D. WOODS, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact, may do or cause to be done by virtue hereof.

Separate Account Name	SEC 1940 File Number	Product Name	SEC 1933 File Number
WRL Series Life Account	811-4420	WRL ForLife	333-199061
WRL Series Life Account	811-4420	Transamerica Xcelerator Exec	333-199054
WRL Series Life Account	811-4420	WRL Xcelerator & Xcelerator Focus	333-199062
WRL Series Life Account	811-4420	Transamerica Freedom Elite Builder II	333-199047
WRL Series Life Account	811-4420	WRL Freedom Elite Builder	333-199055
WRL Series Life Account	811-4420	Transamerica Associate Freedom Elite Builder	333-199059
WRL Series Life Account	811-4420	WRL Freedom Elite	333-199063
WRL Series Life Account	811-4420	WRL Freedom Wealth Protector	333-199056
WRL Series Life Account	811-4420	WRL Freedom Equity Protector	333-199058
WRL Series Life Account	811-4420	WRL Financial Freedom Builder	333-199057
WRL Series Life Account	811-4420	WRL Freedom Elite Advisor	333-199060
WRL Series Life Account	811-4420	WRL Freedom SP Plus	333-199067
WRL Series Life Account	811-4420	The Equity Protector	333-199068
WRL Series Life Account G	811-21929	WRL BeneFactor	333-199066
WRL Series Life Account G	811-21929	Transamerica Freedom Asset Advisor	333-199064
WRL Series Life Account G	811-21929	WRL Evolution	333-199065

IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of April, 2016.

/s/Eric J. Martin
Eric J. Martin
Corporate Controller

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Mark W. Mullin, a Director of Transamerica Premier Life Insurance Company, an Iowa corporation, do hereby appoint ARTHUR D. WOODS, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact, may do or cause to be done by virtue hereof.

Separate Account Name	SEC 1940 File Number	Product Name	SEC 1933 File Number
WRL Series Life Account	811-4420	WRL ForLife	333-199061
WRL Series Life Account	811-4420	Transamerica Xcelerator Exec	333-199054
WRL Series Life Account	811-4420	WRL Xcelerator & Xcelerator Focus	333-199062
WRL Series Life Account	811-4420	Transamerica Freedom Elite Builder II	333-199047
WRL Series Life Account	811-4420	WRL Freedom Elite Builder	333-199055
WRL Series Life Account	811-4420	Transamerica Associate Freedom Elite Builder	333-199059
WRL Series Life Account	811-4420	WRL Freedom Elite	333-199063
WRL Series Life Account	811-4420	WRL Freedom Wealth Protector	333-199056
WRL Series Life Account	811-4420	WRL Freedom Equity Protector	333-199058
WRL Series Life Account	811-4420	WRL Financial Freedom Builder	333-199057
WRL Series Life Account	811-4420	WRL Freedom Elite Advisor	333-199060
WRL Series Life Account	811-4420	WRL Freedom SP Plus	333-199067
WRL Series Life Account	811-4420	The Equity Protector	333-199068
WRL Series Life Account G	811-21929	WRL BeneFactor	333-199066
WRL Series Life Account G	811-21929	Transamerica Freedom Asset Advisor	333-199064
WRL Series Life Account G	811-21929	WRL Evolution	333-199065

IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of April, 2016.

/s/ Mark W. Mullin
Mark W. Mullin
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Jay Orlandi, a Director, General Counsel, Secretary and Senior Vice President of Transamerica Premier Life Insurance Company, an Iowa corporation, do hereby appoint ARTHUR D. WOODS, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact, may do or cause to be done by virtue hereof.

Separate Account Name	SEC 1940 File Number	Product Name	SEC 1933 File Number
WRL Series Life Account	811-4420	WRL ForLife	333-199061
WRL Series Life Account	811-4420	Transamerica Xcelerator Exec	333-199054
WRL Series Life Account	811-4420	WRL Xcelerator & Xcelerator Focus	333-199062
WRL Series Life Account	811-4420	Transamerica Freedom Elite Builder II	333-199047
WRL Series Life Account	811-4420	WRL Freedom Elite Builder	333-199055
WRL Series Life Account	811-4420	Transamerica Associate Freedom Elite Builder	333-199059
WRL Series Life Account	811-4420	WRL Freedom Elite	333-199063
WRL Series Life Account	811-4420	WRL Freedom Wealth Protector	333-199056
WRL Series Life Account	811-4420	WRL Freedom Equity Protector	333-199058
WRL Series Life Account	811-4420	WRL Financial Freedom Builder	333-199057
WRL Series Life Account	811-4420	WRL Freedom Elite Advisor	333-199060
WRL Series Life Account	811-4420	WRL Freedom SP Plus	333-199067
WRL Series Life Account	811-4420	The Equity Protector	333-199068
WRL Series Life Account G	811-21929	WRL BeneFactor	333-199066
WRL Series Life Account G	811-21929	Transamerica Freedom Asset Advisor	333-199064
WRL Series Life Account G	811-21929	WRL Evolution	333-199065

IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of April, 2016.

/s/ Jay Orlandi
Jay Orlandi
Director, General Counsel, Secretary and Senior Vice President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, David Schulz, a Director, Chief Tax Officer and Senior Vice President of Transamerica Premier Life Insurance Company, an Iowa corporation, do hereby appoint ARTHUR D. WOODS, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact, may do or cause to be done by virtue hereof.

Separate Account Name	SEC 1940 File Number	Product Name	SEC 1933 File Number
WRL Series Life Account	811-4420	WRL ForLife	333-199061
WRL Series Life Account	811-4420	Transamerica Xcelerator Exec	333-199054
WRL Series Life Account	811-4420	WRL Xcelerator & Xcelerator Focus	333-199062
WRL Series Life Account	811-4420	Transamerica Freedom Elite Builder II	333-199047
WRL Series Life Account	811-4420	WRL Freedom Elite Builder	333-199055
WRL Series Life Account	811-4420	Transamerica Associate Freedom Elite Builder	333-199059
WRL Series Life Account	811-4420	WRL Freedom Elite	333-199063
WRL Series Life Account	811-4420	WRL Freedom Wealth Protector	333-199056
WRL Series Life Account	811-4420	WRL Freedom Equity Protector	333-199058
WRL Series Life Account	811-4420	WRL Financial Freedom Builder	333-199057
WRL Series Life Account	811-4420	WRL Freedom Elite Advisor	333-199060
WRL Series Life Account	811-4420	WRL Freedom SP Plus	333-199067
WRL Series Life Account	811-4420	The Equity Protector	333-199068
WRL Series Life Account G	811-21929	WRL BeneFactor	333-199066
WRL Series Life Account G	811-21929	Transamerica Freedom Asset Advisor	333-199064
WRL Series Life Account G	811-21929	WRL Evolution	333-199065

IN WITNESS WHEREOF, I have hereunto set my hand this 29 day of March, 2016.

/s/David Schulz
David Schulz
Director, Chief Tax Officer and Senior Vice President